SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2004

DANAHER CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-08089	59-1995548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2099 Pennsylvania Avenue, N.W. Washington, D.C. 20006-1813
(Address of Principal Executive Offices and Zip Code)

(202) 828-0850
(Registrant’s telephone Number, including area code)

Not applicable
(Former name or former address, if changed since last report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 29, 2004, Danaher Corporation issued a press release announcing earnings for the year and quarter ended December 31, 2003.  A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.  This Current Report on Form 8-K and the press release attached hereto are being furnished by Danaher pursuant to Item 12 of Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

	By:	/s/ Patrick W. Allender
		Name:	Patrick W. Allender
		Title:	Executive Vice President, Chief Financial Officer and Secretary

Dated: January 29, 2004

Exhibit Index

Exhibit No.	Description

99.1	Press release — “Danaher Corporation Reports Record Fourth Quarter and 2003 Results”